Exhibit 10.1
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN REDACTED BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK, “[*]”.

FDP Research Subaward Agreement
			Amendment (Number		7)

Pass-Through Entity (PTE)				Subrecipient
Yale University				Entity Name	Miragen Therapeutics, Inc.

gcat5@yale.edu				Email Address	jleverone@miragenrx.com

[*], MD				Principal Investigator	Rusty Montgomery, MD

Project Title:		Mir-29 mimicry as a therapy for pulmonary fibrosi

PTE Federal Award No:				Federal Awarding Agency:
5UH3HL123886-05				National Institutes of Health (NIH)

Revised Subaward Period of Performance:				Amount Funded This Action:	Subaward No:
Start Date:	September 22, 2014	End Date:	Jun 30, 2019	$ [*]	GR1004495 (CON-80001453)

Effective Date of Amendment:			Total Amount of Federal Funds Obligated to Date:		Subject to FFATA:				Automatic Carryover:
	Sep 1, 2018		$ [*]		ô	Yes	ò	No	ô	Yes	ô	No

Amendment(s) to Original Terms and Conditions This Amendment revises the above-referenced Research Subaward Agreement as follows:
•Year 4, Period of Performance end date changed from 9/30/2018 to 8/31/2018.

•Year 5, 9/01/2018 to 6/30/2019, is hereby added to the Subaward Period of Performance which is revised to be consistent with the Subaward Period of Performance Start and End Date above.

•The Total Amount authorized for Year 5 is as follows:

Direct Costs: $ [*]
Indirect Costs: $ [*]
Total Costs: $ [*]
F&A: [*]%

•Subrecipient shall submit invoices not more often than [*] and not less frequently than [*] for allowable costs incurred. Upon the receipt of proper invoices, the PTE agrees to process payments in accordance with this Subaward and 2 CFR 200.305. All invoices shall be submitted using Subrecipient’s standard invoice, but at a minimum shall include current and cumulative costs (including cost sharing), Subaward number, and certification, as required in 2 CFR 200.415 (a). Invoices that do not reference PTE Subaward number shall be returned to Subrecipient.

•If carryover is not automatic (No selected above), the Total Amount of Federal Funds Obligated stated above may not reflect the actual balance available. The Subrecipient is responsible for tracking unobligated balances and subsequent carryover approvals from prior budget periods. In the event that funding was not fully expended by the Subrecipient during the prior period, the authorized amount for the prior period is hereby reduced to equal the Subrecipient's final invoice. Submit carryover requests in writing to PTE's Administrative Contact.

For clarity: all amounts stated in this amendment are in United States Dollars.
All other terms and conditions of this Subaward Agreement remain in full force and effect.
By an Authorized Official of PTE:				By an Authorized Official of Subrecipient:
/s/ Lauren Pite			Mar 7, 2019	/s/ Jason Leverone					Mar 7, 2019
Name:	Lauren Pite		Date	Name:	Jason Leverone				Date
Title:	Associate Director, Office of Sponsored Projects			Title:	CFO